UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 10, 2011

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 528-1881

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Lucas Energy, Inc.’s (the “Company’s”) Annual Meeting of Shareholders was held on January 10, 2011 (the “Meeting”).  A total of 13,710,462 shares of common stock were issued and outstanding as the record date of the Meeting, November 15, 2010, and a total of 8,445,614 shares were present at or were voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on November 26, 2010, the “Proxy”), with the results of such voting as follows:

Proposal	For	Against	Abstain

1)    The election of four (4) Directors to the Company's Board, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

a) J. Fred Hofheinz	8,329,381	-	115,933
b) William A. Sawyer	8,356,212	-	89,402
c) Peter K. Grunebaum	8,337,922	-	107,392
d) W. Andrew Krusen, Jr.	8,307,122	-	138,192

2) To ratify the issuance of shares of common stock and the grant of options to the Company’s Directors in consideration for services rendered to the Company	8,039,985	396,837	8,792

3) To approve an amendment to the Company’s Articles of Incorporation to authorize the Board to issue shares of preferred stock with such designations and other rights it shall determine in its sole determination	7,478,000	947,764	19,850

4) To ratify the Board of Directors’ authority to issue a stock dividend of the Company’s common stock in a range between 2% and 10% in its sole discretion	8,275,947	161,442	8,225

5) To ratify the appointment of GBH CPAs, PC, as the Company’s independent auditors for the fiscal years ending March 31, 2011 and 2010 and GBH CPAs, PC’s report dated July 14, 2010, as filed with the Company’s Annual Report on Form 10-K for the year ended March 31, 2010	8,425,444	820	19,350

As such, each of the four (4) Director nominees were duly appointed to the Board of Directors by at least a plurality of the votes cast; Proposals 2, 4 and 5 were ratified by at least a majority of the votes cast at the Meeting; and Proposal 3 was approved by over a majority of the Company’s total outstanding shares, as required by the Company’s Articles of Incorporation, Bylaws and the Nevada Revised Statutes.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the approval of Proposal 3, described above, and in greater detail in the Proxy, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada on January 10, 2011, to provide for 10,000,000 shares of Preferred Stock, $0.001 par value per share, and provide the Company’s Board of Directors the authority in their sole discretion, to designate such series of Preferred Stock with such powers, preferences, rights, privileges, terms and conditions as they may determine in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

3.1*	Certificate of Amendment to Articles of Incorporation

* Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: / s / William A. Sawyer
Name: William A. Sawyer
Title: President & CEO

Date: January 10, 2011